EXHIBIT 10.25

                                                                    [STAMP]
                                                                    May 24, 2007
                                                                          @ 9:29
                                                                    [END STAMP]

ROC
GORDON & SILVER, LTD.
ERIC R. OLSEN
Nevada Bar No. 3127
KENNETH E. HOGAN
Nevada Bar No. 10083
3960 Howard Hughes Pkwy., 9th Floor
Las Vegas, Nevada  89169
(702) 796-5555 Attorneys for Defendants

                                 DISTRICT COURT

                              CLARK COUNTY, NEVADA

FLAG LUXURY RIV, LCC; RIVACQ LLC,                    CASE NO. A539614
RH1 LLC and RIVACQUISITION HOLDINGS                  DEPT. XI
INC.,
                                                     RECEIPT OF COPY

                                 Plaintiffs,

vs.

RIVIERA HOLDINGS CORPORATION,
VINCENT L. DIVITO, PAUL A. HARVEY,
JAMES N. LAND, JR., JEFFREY A. SILVER,
and WILLIAM WESTERMAN,

                                 Defendants.
--------------------------------------------------

            The undersigned acknowledges receipt of Defendants' Answer and Riviera Holdings Corporation's Counterclaim filed in the above referenced case.

            Dated this 24 day of May, 2007.

                                    JOLLEY URGA WIRTH WOODBURY &
                                    STANDISH

                                    /s/ William R. Urga
                                    --------------------------------------------
                                    WILLIAM R. URGA
                                    3800 Howard Hughes Parkway, 16th Fl.
                                    Las Vegas, Nevada  89169
                                    Attorneys for Plaintiffs


                                     1 of 1
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                                                       [STAMP]
                                                                    May 24, 2007
                                                                          @ 9:29

                                                            Electronically Filed
                                                           05/23/2007 8:26:48 PM

                                                       /s/ (illegible signature)
                                                       -------------------------
                                                          CLERK OF THE COURT
                                                       [END STAMP]

ANS
GORDON & SILVER, LTD.
ERIC R. OLSEN
Nevada Bar No. 3127
KENNETH E. HOGAN
Nevada Bar No. 10083
3960 Howard Hughes Pkwy., 9th Floor
Las Vegas, Nevada 89169
(702) 796-5555
Attorneys for Defendants/Counterclaimants

                                 DISTRICT COURT

                              CLARK COUNTY, NEVADA

FLAG LUXURY RIV, LCC; RIVACQ LLC,
RH1 LLC and RIVACQUISITION HOLDINGS            CASE NO. A539614
INC.,                                          DEPT. XI

                                 Plaintiffs,
vs.

RIVIERA HOLDINGS CORPORATION,
VINCENT L. DIVITO, PAUL A. HARVEY,
JAMES N. LAND, JR., JEFFREY A. SILVER,         ANSWER AND RIVIERA HOLDINGS
and WILLIAM WESTERMAN,                         CORPORATION'S COUNTERCLAIM

                                 Defendants.
--------------------------------------------

      Defendants Riviera Holdings Corporation, Vincent L. Divito, Paul A. Harvey, James N. Land, Jr., Jeffrey A. Silver, and William Westerman ("Defendants"), by and through their attorneys, the law firm of Gordon & Silver, Ltd., for their Answer to the Amended Complaint for Declaratory Relief filed by the Plaintiffs Flag Luxury Riv, LLC, RIVACQ LLC, RH1 LLC and RIV Acquisition Holdings ("Plaintiffs"), state as follows:

                              NATURE OF THE ACTION
                              --------------------

      1. Answering Paragraph 1 of the Complaint, Defendants admit that the general nature of the action filed by Plaintiffs is for declaratory relief, but otherwise deny each and every allegation contained therein.

                                     1 of 13

                                   THE PARTIES
                                   -----------

      2. Answering Paragraph 2 of the Complaint, Defendants admit each and every allegation contained therein.

      3. Answering Paragraph 3 of the Complaint, Defendants admit each and every allegation contained therein.

      4. Answering Paragraph 4 of the Complaint, Defendants admit each and every allegation contained therein.

      5. Answering Paragraph 5 of the Complaint, Defendants admit each and every allegation contained therein.

      6. Answering Paragraph 6 of the Complaint, Defendants admit each and every allegation contained therein.

      7. Answering Paragraph 7 of the Complaint, Defendants admit each and every allegation contained therein.

                               FACTUAL BACKGROUND
                               ------------------

      8. Answering Paragraph 8 of the Complaint, Defendants state that following the initial tranche of stock Plaintiffs held only 9.6% of Riviera's stock, but otherwise admit each and every allegation contained therein.

      9. Answering Paragraph 9 of the Complaint, Defendants admit each and every allegation contained therein.

      10. Answering Paragraph 10 of the Complaint, Defendants admit each and every allegation contained therein, save and except Defendants deny that the Defendants provided anything more than limited waivers and approvals.

      11. Answering Paragraph 11 of the Complaint, Defendants deny that the Defendants provided anything more than limited and conditional waivers and approvals, Defendants state that Plaintiffs held approximately 18.4% of Riviera's stock upon receipt of the second tranche, and Defendants state that they are without sufficient knowledge to confirm the date of the second tranche and therefore deny that allegation, but otherwise Defendants admit each and every allegation contained therein.

                                     2 of 13

      12. Answering Paragraph 12 of the Complaint, Defendants admit each and every allegation contained therein.

      13. Answering Paragraph 13 of the Complaint, Defendants admit each and every allegation contained therein.

      14. Answering Paragraph 14 of the Complaint, Defendants admit each and every allegation contained therein.

      15. Answering Paragraph 15 of the Complaint, Defendants admit each and every allegation contained therein.

      16. Answering Paragraph 16 of the Complaint, Defendants admit each and every allegation contained therein.

      17. Answering Paragraph 17 of the Complaint, Defendants admit that on March 26, 2007 Plaintiffs made a $27 per share proposal to the Riviera Board for all the outstanding stock and that this was $10.00 more than the price in the Merger Agreement.

      18. Answering Paragraph 18 of the Complaint, Defendants admit each and every allegation contained therein.

      19. Answering Paragraph 19 of the Complaint, Defendants admit each and every allegation contained therein.

      20. Answering Paragraph 20 of the Complaint, Defendants deny each and every allegation contained therein.

      21. Answering Paragraph 21 of the Complaint, Defendants deny that their view is incorrect, and as to the remaining allegations Defendants state that they do not have sufficient knowledge or information upon which to base a belief as to the truth of the allegations contained therein and upon such ground deny each and every allegation contained therein.

      22. Answering Paragraph 22 of the Complaint, Defendants deny each and every allegation contained therein.

      23. Answering Paragraph 23 of the Complaint, Defendants deny each and every allegation contained therein.

                                     3 of 13

      24. Answering Paragraph 24 of the Complaint, Defendants admit that they gave limited approval to the original Purchase Agreement and Merger Agreement, but otherwise deny each and every allegation contained therein.

      25. Answering Paragraph 25 of the Complaint, Defendants deny each and every allegation contained therein.

      26. Answering Paragraph 26 of the Complaint, Defendants deny each and every allegation contained therein.

      27. Answering Paragraph 27 of the Complaint, Defendants admit their position is that the three-year disqualification period of the statute applies to RAH, but deny that such position is contrary to NRS 78.438.

      28. Answering Paragraph 28 of the Complaint, Defendants admit each and every allegation contained therein, save and except Defendants deny that their assertions are incorrect.

      29. Answering Paragraph 29 of the Complaint, Defendants deny each and every allegation contained therein.

      30. Answering Paragraph 30 of the Complaint, Defendants admit that the Charter Provision states, among other things, that upon the vote of 2/3s of the Board, the Board may waive the voting restriction in the Charter Provision with respect to a Substantial Stockholder.

      31. Answering Paragraph 31 of the Complaint, Defendants deny each and every allegation contained therein.

      32. Answering Paragraph 31 of the Complaint, Defendants deny each and every allegation contained therein.

      33. Answering Paragraph 33 of the Complaint, Defendants deny each and every allegation contained therein.

      34. Answering Paragraph 34 of the Complaint, Defendants deny each and every allegation contained therein.

      35. Answering Paragraph 35 of the Complaint, Defendants deny each and every allegation contained therein.

                                     4 of 13

                             FIRST CLAIM FOR RELIEF
                             ----------------------
                  (Declaratory Judgment Concerning NRS 78.438)

      36. Answering Paragraph 36 of the Complaint, Defendants repeat and reallege the above answers as though fully set forth herein.

      37. Answering Paragraph 37 of the Complaint, Defendants admit there is a controversy between Plaintiffs and Defendants concerning the application of the NRS 78.438, and that Riviera has taken the position that Plaintiffs are prevented from engaging in any business combination with Riviera (including the Proposal) for the three-year disqualification period set forth in that statute, but otherwise deny each and every allegation contained therein.

      38. Answering Paragraph 38 of the Complaint, Defendants deny each and every allegation contained therein.

      39. Answering Paragraph 39 of the Complaint, Defendants deny each and every allegation contained therein.

      40. Answering Paragraph 40 of the Complaint, Defendants deny each and every allegation contained therein.

      41. Answering Paragraph 41 of the Complaint, Defendants deny each and every allegation contained therein.

      42. Answering Paragraph 42 of the Complaint, Defendants state that they are without sufficient knowledge upon which to base an answer and on that basis, deny each and every allegation contained therein.

      43. Answering Paragraph 43 of the Complaint, Defendants deny each and every allegation contained therein.

                             SECOND CLAIM FOR RELIEF
                             -----------------------
             (Declaratory Judgment Concerning the Charter Provision)

      44. Answering Paragraph 44 of the Complaint, Defendants repeat and reallege the above answers as though fully set forth herein.

      45. Answering Paragraph 45 of the Complaint, Defendants admit that there is a controversy concerning the application of the Charter Provision, and that Defendants have taken the position that the Charter Provision precludes Plaintiffs from engaging in the Proposal or in a

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

business combination with Riviera, but otherwise deny each and every allegation contained therein.

      46. Answering Paragraph 46 of the Complaint, Defendants deny each and every allegation contained therein.

      47. Answering Paragraph 47 of the Complaint, Defendants deny each and every allegation contained therein.

      48. Answering Paragraph 48 of the Complaint, Defendants deny each and every allegation contained therein.

      49. Answering Paragraph 49 of the Complaint, Defendants deny each and every allegation contained therein.

      50. Answering Paragraph 50 of the Complaint, Defendants deny each and every allegation contained therein.

      51. Answering Paragraph 51 of the Complaint, Defendants state that they are without sufficient knowledge upon which to base an answer and on that basis, deny each and every allegation contained therein.

                              AFFIRMATIVE DEFENSES

      1. The claims of the Plaintiffs have been waived as a result of the acts and conduct of the Plaintiffs.

      2. Plaintiffs are estopped from asserting the claims herein as a result of the conduct of the Plaintiffs.

      3. Plaintiff, with full knowledge of all the facts connected with or relating to the transaction alleged in the Complaint, ratified and confirmed in all respects the acts of the Defendant, by accepting the benefits to the Plaintiff accruing from such acts.

      4. It has been necessary for the Defendants to retain the services of an attorney to defend this action and a reasonable sum should be allowed Defendants as and for attorney's fees, together with its costs expended in this action.

      5. Pursuant to NRCP 11, all possible affirmative defenses may not have been alleged herein insofar as sufficient facts were not available after reasonable inquiry upon the filing of

                                     6 of 13
this Answer, and therefore, Defendant reserves the right to amend this answer to allege additional affirmative defenses if subsequent investigation warrants.

      WHEREFORE, Defendant prays for the following:

      1. That Declaratory Judgment be entered against the Plaintiffs and in favor of the Defendants on each claim for relief;

      2. That Plaintiffs take nothing by way of their Amended Complaint on file herein;

      3. For award of reasonable attorneys' fees to Defendants for having to defend this suit; and

      4. For such other further relief as the Court deems just and proper.

                                  COUNTERCLAIM

      COMES NOW, Defendant/Counterclaimant Rivera Holdings Corporation ("Riviera"), and for its Counterclaim against the Plaintiffs/Counterdefendants, alleges as follows:

                              NATURE OF THE ACTION
                              --------------------

      1. Counterclaimant is entitled to declaratory relief stating that the Nevada Business Combinations Law ("BCL") set forth in Chapter 78 of the Nevada Revised Statutes presently operates to preclude Counterdefendants from any business combination with Riviera until December 22, 2008, and that the Article III, Section 7, of the Articles of Incorporation, ("Charter Provision") applies to the shares obtained by Counterdefendants pursuant to the T5 Option and Lock-up Agreement.

                               FACTUAL BACKGROUND
                               ------------------

      2. On or about December 22, 2005, Counterdefendants entered into an agreement with William L. Westerman, CEO of Riviera ("Westerman"), for the purpose of acquiring Riviera common stock (the "Purchase Agreement").

      3. The 2,091,471 shares of stock subject to the Purchase Agreement equate to approximately 18.4% of the outstanding shares of Riviera.

      4. Thereafter, Counterdefendants proposed a Plan of Merger ("Plan of Merger") whereby Counterdefendants would acquire all outstanding shares of Riviera for $17 per share. In connection with the Plan of Merger, the Counterdefendants sought approval of the Purchase

                                     7 of 13

Agreement for acquisition of greater than 10% of the outstanding shares of Riviera stock.

      5. On or about April 3, 2006, Counterclaimants agreed to limited and conditional approval of Counterdefendants' transaction for acquiring greater than 10% of outstanding shares of Riviera stock concurrent to the Plan of Merger, and only as a part of the Plan of Merger.

      6. The Minutes of the Special Meeting of the Board of Directors of Riviera reflect the approval of the Plan of Merger as follows:

      APPROVAL OF AGREEMENT
      ---------------------

      RESOLVED, that the Agreement and Plan of Merger (the "Agreement") by and among Riv Acquisition Holdings Inc., a Delaware corporation (the "Parent"), Riv Acquisition Inc., a Nevada corporation ("Merger Sub") and Riviera Holdings Corporation, a Nevada corporation (the "Company"), as presented to the Board and as set forth on Exhibit B, providing, in part, that (i) Merger Sub will merge with and into the Company (the "Merger"),
      (ii) each share of the common stock par value $.001 of the Company ("Company Common Stock") issued and outstanding immediately prior to the filing of the articles of merger with the Secretary of State of the State of Nevada (the "Secretary of State") will be converted into the right to receive $17.00 and (iii) other transactions will occur as contemplated by the Agreement concurrently with the Merger (collectively, the "Transactions"), is hereby authorized and approved by the Board substantially in the form presented.

      7. In those same Minutes, Riviera also provided waiver of the BCL (specifically NRS 78.410 to 78.444), but only a limited and conditional waiver. The Minutes of the Special Meeting of the Board of Directors of Riviera state specifically:

      WAIVER OF NRS ss.ss. 78.411 TO 778.444 (FOR SPECIFIC TRANSACTIONS)

      RESOLVED, that with respect to the provisions of Nevada Revised Statutes ("NRS") ss.ss. 78.411 TO 78.444, EFFECTIVE UPON THE Execution of the agreement, the Board hereby approves Parent and its affiliates acquiring shares of Company Common Stock only through the Merger, the Transactions and the transactions contemplated by the Stock Purchase Agreement.

      WAIVER OF NRS ss.ss. 78.378 TO 78.3793 (FOR SPECIFIC TRANSACTIONS)

      RESOLVED, that the Board believes that it is in the best interest of the Company to amend the Bylaws of the Company by adding article IX, effective upon the Execution of the Agreement, as follows:

            "The provisions of Nevada Revised Statutes ss.ss. 78.378 to 78.3793, inclusive, do not apply to the corporation or to an acquisition of a controlling interest with respect only to Riv Acquisition Holdings Inc., a Delaware corporation ("Parent") or Parent's Affiliates (as defined below) acquiring the common stock of the corporation under the terms of the following agreements: (i) that Agreement and Plan of Merger (the "Agreement") by and among the parent,

                                     8 of 13

            Riv Acquisition Inc., a Nevada corporation ("Merger Sub") and the corporation pursuant to which Merger Sub will merge with and into the corporation (the "Merger"), each share of the common stock par value $.001 of the corporation issued and outstanding immediately prior to the filing of the articles of merger with the Secretary of State of the State of Nevada will be converted into the right to receive $17.00 and other transactions that will occur under the Agreement concurrently with the Merger; and (ii) the transactions contemplated by the Stock Purchase Agreement ("Stock Purchase Agreement") dated December 22, 2005, among Flag Luxury Riv. LLC, Rivacq LLC, High Desert Gaming LLC, William L. Westerman and the William L. Westerman 2004 Revocable Family Trust. For the purposes of this article IX, the term "Affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person."

      RESOLVED, FURTHER, that the foregoing amendment to the Bylaws, to be effective as of the Execution of the Agreement, shall only be effective with respect to the acquisition of shares of Company Common Stock through the Merger, the Transactions and the transactions contemplated by the Stock Purchase Agreement.

      8. On or about August 29, 2006, by vote of the Riviera Stockholders, the Plan of Merger was disapproved, and on that same date Riviera notified Counterdefendants that it was terminating the Plan of Merger.

      9. Upon termination of the Plan of Merger, the approval and conditional waivers of NRS 78.411 to 78.444 also terminated.

      10. On or about March 21, 2007, Flag and T5 signed an option and lock-up agreement ("Option and Lock-up Agreement"), effective upon signature. Under this agreement, Counterdefendants acquired a beneficial interest in approximately 9.2% of the outstanding shares of common stock of Riviera.

      11. On March 26, 2007, Flag faxed a proposal for acquisition of all outstanding Riviera stock to Riviera's Board for a price of $27.00 per share ("Merger Proposal").

      12. On March 28, 2007, the Riviera Board met, and authorized Westerman to send a letter of rejection to the Merger Proposal, which was sent the same day.

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

                             FIRST CLAIM FOR RELIEF
                             ----------------------
                (Declaratory Judgment Pursuant to NRS 78.414(2))
                ------------------------------------------------

      13. Counterclaimant hereby repeats, re-alleges and incorporates by reference Paragraphs 1 through 12 of its Counterclaim as though fully set forth herein.

      14. Triple Five Investco LLC and Dominion Financial LLC (together, "T5") were the beneficial owners of certain shares of Riviera Stock, approximating 9.2% of the outstanding shares of Riviera.

      15. On or about March 21, 2007, Counterdefendants entered into the Option and Lock-up agreement with T5 for the purpose of acquiring T5's shares.

      16. Nevada law provides, at NRS 78.414(2), that the term "Beneficial owner" is one who holds either:

      (a) The right to acquire the shares, whether the right is exercisable immediately or only after the passage of time, under any agreement, arrangement or understanding, whether or not in writing, or upon the exercise of rights to convert or exchange, warrants or options, or otherwise, but a person is not considered the beneficial owner of shares tendered under an offer for a tender or exchange made by the person or any of his affiliates or associates until the tendered shares are accepted for purchase or exchange; or

      (b) The right to vote the shares under any agreement, arrangement or understanding, whether or not in writing, but a person is not considered the beneficial owner of any shares under this paragraph if the agreement, arrangement or understanding to vote the shares arises solely from a revocable proxy or consent given in response to a solicitation made in accordance with the applicable regulations under the Securities Exchange Act and is not then reportable on a Schedule 13D under the Securities Exchange Act, or any comparable or successor report; or any person, through any associates, who directly or indirectly has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting, or disposing of the shares with any other person who beneficially owns the shares, is a "beneficial owner" of those shares.

      17. On those facts as set forth above, Riviera is entitled to a judgment declaring that Counterdefendants were the "beneficial owners" of the T5 stock, as of March 21, 2007.

                             SECOND CLAIM FOR RELIEF
                             -----------------------
                (Declaratory Judgment Pursuant to NRS 78.414(3))
                ------------------------------------------------

      18. Counterclaimant hereby repeats, re-alleges and incorporates by reference Paragraphs 1 through 17 of its Counterclaim as though fully set forth herein.

      19. Triple Five Investco LLC and Dominion Financial LLC (together, "T5") were the beneficial owners of certain shares of Riviera Stock, approximating 9.2% of the outstanding

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shares of Riviera.

      20. On or about March 21, 2007, Counterdefendants entered into the Option and Lock-up Agreement with T5 for the purpose of acquiring T5's shares.

      21. Nevada law provides, at NRS 78.414(3), that any person, through any associates, who directly or indirectly has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting, or disposing of the shares with any other person who beneficially owns the shares, is a "beneficial owner" of those shares.

      22. On those facts above, Counterclaimant is entitled to a judgment declaring that Counterdefendants were the "beneficial owners" of the stock subject to the T5 stock, as of March 21, 2007.

                             THIRD CLAIM FOR RELIEF
                             ----------------------
                (Declaratory Judgment Pursuant to N.R.S. 78.438)

      23. Counterclaimant hereby repeats, re-alleges and incorporates by reference Paragraphs 1 through 22 of its Counterclaim as though fully set forth herein.

      24. Nevada law, at NRS 78.438, provides that once an entity becomes an "interested stockholder," business combinations between a Nevada corporation and that shareholder are prohibited for a period of three years "unless the combination or transaction by which the person first became an interested stockholder is approved by the board of directors of the resident domestic corporation before the person first became an interested stockholder."

      25. There is an actual and present controversy between the Riviera and Counterdefendants concerning the application of NRS 78.438 to the Counterdefendants' Merger Proposal.

      26. Counterdefendant maintains that the Riviera Board approved the Purchase Agreement by which RAH first became an interested stockholder, thereby taking it out of the three-year disqualification period of NRS 78.438. They also maintain that they are not the beneficial owner of the Riviera stock covered by the T5 Option Agreement and Lock-up and that, therefore, NRS 78.438 does not apply to the Merger Proposal. In fact, Counterdefendants are the beneficial owners of the Riviera stock covered by the T5 Option and Lock-up Agreement,

                                    11 of 13
and the three-year disqualification period of NRS 78.438 applies, because the approval and waiver of the purchase of over 10% of the shares in April 2006 was expressly limited and tied to the Merger Agreement, which was terminated in August 2006, as a result of a vote of the Riviera Shareholders.

      27. The actions and course of dealing of the Counterdefendants since the time of the termination of the Merger Agreement reflect Counterdefendants' knowledge that the April 2006 approvals and waivers were limited and conditional.

      28. Counterdefendants' March 21, 2007 acquisition of beneficial ownership in the T5 shares of Riviera stock was not approved by the Riviera Board, and in fact was opposed explicitly by representatives of the Board in the "11 Points" e-mail.

      29. On those facts as set forth above, Counterclaimant is entitled to a judgment declaring that Counterdefendants' are subject to the three-year disqualification of NRS 78.438 which precludes Riviera from engaging in business combinations with Counterdefendants, including the Merger Proposal, until December 22, 2008.

                             FOURTH CLAIM FOR RELIEF
                             -----------------------
            (Declaratory Judgment Concerning the Charter Provisions)

      30. Counterclaimant hereby repeats, re-alleges and incorporates by reference Paragraphs 1 through 29 of its Counterclaim as though fully set forth herein.

      31. There is an actual and present controversy between Riviera and Counterdefendants concerning the application of the Charter Provision to Counterdefendants and the Merger Proposal.

      32. The Charter Provision mandates that once a person or group has acquired more than 10% of Riviera's outstanding common stock (i.e., has become a "substantial stockholder"), within the consecutive three-year period, that person or group will be "entitled to cast only 1/100th of one vote per share for each such share in excess of 10% of the then issued and outstanding shares of common stock."

      33. As stated above, all approvals and waivers granted by the Riviera Board in April of 2006 were expressly limited to the context of the Merger Agreement. Once the Merger

                                    12 of 13

Agreement was terminated by a vote of the shareholders in August 2006, that approval was also terminated.

      34. Because the waiver was terminated, the voting restriction of the Charter Provision is in effect as to the Counterclaimants.

      35. Riviera seeks a judgment declaring that the voting restriction in the Charter Provision, limiting the Counterdefendants' right to 1/100th of one vote per share, is in effect as to the T5 shares that are the subject of the Option and Lock-up Agreement.

      WHEREFORE, Counterclaimant prays for Relief as follows:

      1. For judgment declaring that the Counterdefendants were "beneficial owners" of the Riviera Stock subject to the T5 Option and Lock-up Agreement as of March 21, 2007.

      2. For judgment declaring that the Counterdefendants, as interested stockholders no more than 10% of Riviera's outstanding shares, are subject to and not exempted from the provisions of NRS 78.438, and that, as a result of Counterdefendants' status as non-exempted interested stockholders, they are prohibited by law from entering into business combinations with these Counterdefendants, until December 22, 2008.

      3. For judgment declaring that the Charter Provision voting restriction applies to Counterclaimants.

      4. For attorney's fees and costs as allowed by law.

      5. For such other and further relief as may be deemed appropriate by the Court.

      Dated this 23rd day of May, 2007.


                                    GORDON & SILVER, LTD.

                                    /s/ Eric R. Olsen
                                    --------------------------------------------
                                    ERIC R. OLSEN
                                    Nevada Bar No. 3127
                                    KENNETH E. HOGAN
                                    Nevada Bar No. 10083
                                    3960 Howard Hughes Pkwy., 9th Floor
                                    Las Vegas, Nevada  89169
                                    (702) 796-5555
                                    Attorneys for Defendants/Counterclaimant


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